EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 8, 2014, Education Realty Operating Partnership, LP, a subsidiary of Education Realty Trust, Inc. (the "Company" or "EdR") and one of its subsidiaries, completed the sale of the collegiate housing community known as The Pointe at South Florida, located in Tampa, Florida, to Vesper USF LLC (an affiliate of Vesper Acquisition LLC, and collectively "Vesper") for $31 million in cash (the "Disposition"). The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the Company, adjusted to reflect the Disposition.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated balance sheet
As of September 30, 2014 (Unaudited)
(Amounts in thousands, except share and per share data)

	EdR (a)	Pro Forma Adjustments		EdR Pro Forma
Assets:
Collegiate housing properties, net	$1,619,531	$(28,079)	(b)	$1,591,452
Collegiate housing properties - held for sale, net	27,834			27,834
Assets under development	69,635			69,635
Corporate office furniture, net	3,382			3,382
Cash and cash equivalents	18,422	29,746	(c)	48,168
Restricted cash	13,482			13,482
Student contracts receivable, net	2,058	(43)	(d)	2,015
Receivable from managed third parties	16			16
Notes receivable	375			375
Goodwill and other intangibles, net	3,712			3,712
Other assets	54,457			54,457
Total assets	$1,812,904	$1,624		$1,814,528

Liabilities:
Mortgage and construction debt, net of unamortized premium	$336,114	$—		$336,114
Unsecured revolving credit facility	210,000			210,000
Unsecured term loans	187,500			187,500
Accounts payable	5,252	(177)	(e)	5,075
Accrued expenses	64,881	(237)	(f)	64,644
Deferred revenue	25,517	(160)	(g)	25,357
Total liabilities	829,264	(574)		828,690

Commitments and contingencies	—			—

Redeemable noncontrolling interests	12,052	(17)	(h)	12,035

Equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 142,402,758 shares issued and outstanding as of September 30, 2014	1,424			1,424
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding	—			—
Additional paid-in capital	1,033,860			1,033,860
Accumulated deficit	(64,306)	2,215	(i)	(62,091)
Accumulated other comprehensive loss	(2,414)			(2,414)
Total Education Realty Trust, Inc. stockholders’ equity	968,564	2,215		970,779
Noncontrolling interests	3,024			3,024
Total equity	971,588	2,215		973,803
Total liabilities and equity	$1,812,904	$1,624		$1,814,528

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of comprehensive income (loss)
Nine months ended September 30, 2014 (Unaudited)
(Amounts in thousands, except per share data)

	EdR (j)	Pro Forma Adjustments (k)		EdR Pro Forma
Revenues:
Collegiate housing leasing revenue	$144,677	$3,923		$140,754
Third-party development consulting services	5,264			5,264
Third-party management services	2,856			2,856
Operating expense reimbursements	6,492			6,492
Total revenues	159,289	3,923		155,366
Operating expenses:
Collegiate housing leasing operations	70,062	2,254		67,808
Development and management services	6,964			6,964
General and administrative	7,520			7,520
Depreciation and amortization	42,928	1,093		41,835
Ground lease expense	6,162			6,162
Impairment loss on collegiate housing properties	12,734			12,734
Reimbursable operating expenses	6,492			6,492
Total operating expenses	152,862	3,347		149,515

Operating income	6,427	576		5,851

Nonoperating expenses:
Interest expense	15,076			15,076
Amortization of deferred financing costs	1,533			1,533
Interest income and other nonoperating income	(9,638)			(9,638)
Gain on insurance settlement	(8,133)			(8,133)
Loss on extinguishment of debt	892			892
Total nonoperating expenses	(270)	—		(270)
Income before equity in losses of unconsolidated entities, income taxes and gain on sale of collegiate housing communities	6,697	576		6,121
Equity in losses of unconsolidated entities	(370)			(370)
Income before income taxes and gain on sale of collegiate housing communities	6,327	576		5,751
Income tax expense	598			598
Income (loss) from continuing operations before gain on sale of collegiate housing communities	5,729	576		5,153
Gain on sale of collegiate housing communities	19,322			19,322
Net income	25,051	576		24,475
Less: Net income attributable to the noncontrolling interests	393	5	(l)	388
Net income attributable to Education Realty Trust, Inc.	$24,658	$571		$24,087

	EdR (j)	Pro Forma Adjustments (k)	EdR Pro Forma
Income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted:
Continuing operations	$0.20		$0.20
Net income attributable to Education Realty Trust, Inc. common stockholders per share	$0.20		$0.20
Distributions per share of common stock	$0.34		$0.34

Weighted average common shares outstanding – basic	124,019		124,019
Weighted average common shares outstanding – diluted	125,057		125,057

Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Income from continuing operations, net of noncontrolling interests	$24,658		$24,658
Net income attributable to Education Realty Trust, Inc.	$24,658		$24,658

Comprehensive income (loss):
Net income	$25,051		$25,051
Other comprehensive loss:
Loss on cash flow hedging derivatives	(2,414)		(2,414)
Comprehensive loss	22,637		22,637
Less: comprehensive income attributable to the noncontrolling interests	393		$393
Comprehensive loss attributable to Education Realty Trust, Inc.	$22,244		$22,244

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma consolidated statement of operations
Year ended December 31, 2013 (Unaudited)
(Amounts in thousands, except for share and per share data)

	EdR (m)	Pro Forma Adjustments (n)		EdR Pro Forma
Revenues:
Collegiate housing leasing revenue	$167,476	$5,192		$162,284
Third-party development consulting services	2,989			2,989
Third-party management services	3,697			3,697
Operating expense reimbursements	10,214			10,214
Total revenues	184,376	5,192		179,184
Operating expenses:
Collegiate housing leasing operations	79,957	2,787		77,170
Development and management services	6,477			6,477
General and administrative	7,678			7,678
Depreciation and amortization	48,098	1,407		46,691
Ground lease expense	7,622			7,622
Reimbursable operating expenses	10,214			10,214
Total operating expenses	160,046	4,194		155,852

Operating income	24,330	998		23,332

Nonoperating expenses:
Interest expense	17,526			17,526
Amortization of deferred financing costs	1,758			1,758
Loss on extinguishment of debt	—			—
Interest income	(447)			(447)
Total nonoperating expenses	18,837	—		18,837
Income before equity in losses of unconsolidated entities, income taxes and discontinued operations	5,493	998		4,495
Equity in (losses) of unconsolidated entities	(203)			(203)
Income before income taxes and discontinued operations	5,290	998		4,292
Income tax expense	203			203
Income from continuing operations	5,087	998		4,089
Discontinued operations:
Loss from operations of discontinued operations	(4,369)			(4,369)
Gain on sale of collegiate housing property	3,913			3,913
Loss from discontinued operations	(456)	—		(456)
Net income	4,631	998		3,633
Less: Net income attributable to the noncontrolling interests	308	7	(o)	301
Net income attributable to Education Realty Trust, Inc.	$4,323	$991		$3,332

	EdR (m)	Pro Forma Adjustments (n)	EdR Pro Forma
Earnings per share information:
Income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted:
Continuing operations	$0.04		$0.03
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share	$0.04		$0.03
Weighted average common shares outstanding – basic	114,431,996		114,431,996
Weighted average common shares outstanding – diluted	115,469,596		115,469,596
Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Income from continuing operations, net of noncontrolling interests	$4,776		$3,785
Loss from discontinued operations, net of noncontrolling interests	(453)		(453)
Net income	$4,323		$3,332

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Notes to pro forma condensed consolidated financial statements (Unaudited)

1.	Basis of Presentation

On October 8, 2014, the Company completed the Disposition pursuant to that certain sales agreement, dated August 15, 2014, by and between the Company and Vesper Acquisition LLC. The unaudited pro forma financial information is presented to illustrate the effect of the Disposition on the Company’s historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet is as of September 30, 2014 and is based upon our historical statements after giving effect to the Disposition as if it had occurred on September 30, 2014. The unaudited pro forma condensed consolidated statement of comprehensive income (loss) for the nine months ended September 30, 2014 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 are based upon our historical statements for such periods after giving effect to the Disposition as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

The preparation of the unaudited pro forma condensed consolidated financial information is based upon financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the Disposition occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.

2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet at September 30, 2014 reflects the following as if the transactions occurred on September 30, 2014:

a.	Reflects the Company’s unaudited condensed consolidated balance sheet as of September 30, 2014 as reported in our Form 10-Q as of September 30, 2014.

b.	Adjustment to reflect the decrease in collegiate housing properties, net of accumulated depreciation.

c.	Estimated net cash proceeds from the sale, after prorations and closing costs.

d.	Adjustment to reflect the portion of student contracts receivable sold.

e.	Adjustment to reflect the decrease in accounts payable for the liabilities assumed by Vesper.

f.	Adjustment to reflect the decrease in accrued expenses for the liabilities assumed by Vesper.

g.	Adjustment to reflect the decrease in deferred revenue assumed by Vesper.

h.	Reflects the amount of the approximate gain on the Disposition attributable to the units of Education Realty Operating Partnership, LP that are redeemable at the option of the unitholder.

i.	Reflects the approximate gain on the Disposition, net of the portion attributable noncontrolling interests.

The unaudited pro forma condensed consolidated statement of comprehensive income (loss) for the nine months ended September 30, 2014 reflects the following:

j.	Reflects the Company’s historical unaudited condensed consolidated statement of comprehensive income (loss) for the nine months ended September 30, 2014.

k.	Reflects the Community's historical unaudited statement of comprehensive income (loss) for the nine months ended September 30, 2014.

l.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 reflect the following:

m.	Reflects the Company’s historical consolidated statements of operations for the year ended December 31, 2013.

n.	Reflects the Community's historical unaudited statement of operations for the year ended December 31, 2013.

o.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.